UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: January 14, 2022
(Date of earliest event reported)

EARTHSTONE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1400 Woodloch Forest Drive, Suite 300
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
(281) 298-4246
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ESTE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On July 20, 2021, Earthstone Energy, Inc. (“Earthstone”), Earthstone Energy Holdings, LLC, a subsidiary of Earthstone (“EEH”), Tracker Resource Development III, LLC (“Tracker”), and TRD III Royalty Holdings (TX), LP (“RoyaltyCo” and collectively with Tracker, the “Seller”) consummated the transactions contemplated in the Purchase and Sale Agreement dated March 31, 2021 by and among Earthstone, EEH and Seller (the “Tracker Agreement”). Also, on July 20, 2021, Earthstone, EEH, SEG-TRD LLC (“SEG-I”), and SEG-TRD II LLC (“SEG-II” and collectively with SEG-I, “Sequel”), consummated the transactions contemplated in the Purchase and Sale Agreement dated March 31, 2021 by and among Earthstone, EEH and Sequel (the “Sequel Agreement”).

Earthstone is filing this Current Report on Form 8-K to provide (i) the unaudited interim consolidated and combined financial statements of Tracker Resource Development III, LLC and TRD III Royalty Holdings (TX), LP as of and for the six months ended June 30, 2021 which are attached hereto as Exhibit 99.1 and incorporated herein by reference, and (ii) the unaudited statements of revenues and direct operating expenses of the properties of SEG-TRD LLC and SEG-TRD II LLC as of and for the six months ended June 30, 2021 which are attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Unaudited interim consolidated and combined financial statements of Tracker Resource Development III, LLC and TRD III Royalty Holdings (TX), LP as of and for the six months ended June 30, 2021.
99.2	Unaudited statements of revenues and direct operating expenses of the properties of SEG-TRD LLC and SEG-TRD II LLC as of and for the six months ended June 30, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date:	January 14, 2022	By:	/s/ Tony Oviedo
Tony Oviedo
Executive Vice President - Accounting and Administration